EXHIBIT 99.1

PRESS RELEASE

FINANCIAL HIGHLIGHTS - THIRD QUARTER, 2006

•	Quarterly earnings totaled $8.7 million, or $0.47 per diluted share, an increase of 1.2% and 2.2%, respectively, over the third quarter of 2005.

•	Strong growth in operating revenues led by a 4.2% improvement in net interest income and a 7.8% increase in noninterest income.

•
Improvement in net interest margin as reflected by a 28 basis point increase over the third quarter of 2005 and 7 basis points over the second quarter of 2006 - net interest margin of 5.45% continues to significantly exceed peer group.

•	Continued strong credit quality as reflected by a nonperforming asset ratio of .34% and an annualized net charge-off ratio of .13%.

•	Well-capitalized with a risk based capital ratio of 14.72%.

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
(Dollars in thousands, except per share data)	2006	2006	2005	2006	2005
EARNINGS
Net Income	$8,680	8,315	8,577	24,416	22,822
Diluted Earnings Per Common Share	0.47	0.44	0.46	1.31	1.26
PERFORMANCE
Return on Average Equity	10.83%	10.56	11.31	10.36	10.89
Return on Average Assets	1.35	1.28	1.32	1.26	1.25
Net Interest Margin	5.45	5.38	5.17	5.36	5.05
Noninterest Income as % of Operating Revenue	31.88	31.69	31.15	31.51	30.99
Efficiency Ratio	64.35	66.23	63.60	65.90	64.64
CAPITAL ADEQUACY
Tier 1 Capital Ratio	13.76%	12.99	12.35	13.76	12.35
Total Capital Ratio	14.72	13.92	13.29	14.72	13.29
Leverage Ratio	11.26	10.35	10.20	11.26	10.20
Equity to Assets	12.47	11.56	11.67	12.47	11.67

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
(Dollars in thousands, except per share data)	2006	2006	2005	2006	2005
ASSET QUALITY
Allowance as % of Non-Performing Loans	269.35%	325.80	342.79	269.35	342.79
Allowance as a % of Loans	0.86	0.84	0.85	0.86	0.85
Net Charge-Offs as % of Average Loans	0.13	0.03	0.08	0.10	0.08
Nonperforming Assets as % of Loans and ORE	0.34	0.28	0.36	0.34	0.36
STOCK PERFORMANCE
High	$33.25	35.39	38.72	37.97	38.72
Low	29.87	29.51	31.78	29.51	28.02
Close	$31.10	30.20	37.71	31.10	37.71
Average Daily Trading Volume	19,185	27,302	18,024	20,653	20,946

Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported earnings for the third quarter of 2006 totaling $8.7 million, or $0.47 per diluted share. This compares to $8.6 million, or $0.46 per diluted share, in the third quarter of 2005. The Return on Average Assets was 1.35% and the Return on Average Equity was 10.83%, compared to 1.32% and 11.31%, respectively, for the comparable period in 2005.

The increase in earnings compared to third quarter 2005 was primarily attributable to an increase in operating revenues (net interest income plus noninterest income) of $2.2 million, partially offset by increases in noninterest expense of $1.8 million and loan loss provision of $335,000. The increase in operating revenues is reflective of a 4.2% increase in net interest income and a 7.8% increase in noninterest income. The increase in net interest income is attributable to an improvement in the net interest margin, which increased 28 basis points to 5.45%. Growth in noninterest income was driven primarily by higher deposit fees. The higher loan loss provision is reflective of a higher level of loan charge-offs. Higher expense for compensation and occupancy were the primary reasons for the increase in noninterest expense.

Tax equivalent net interest income in the third quarter increased $1.4 million, or 4.8%, compared to the third quarter of 2005, due to improvement in the net interest margin. The net interest margin increased 28 basis points from the third quarter of 2005 to a level of 5.45%, attributable to a 106 basis point improvement in earning asset yields partially offset by the higher cost of funds of 78 basis points. The higher rate environment resulted in a favorable repricing spread and higher yield on new loan production. Earning asset yields outpaced funding costs during the third quarter resulting in a net interest margin improvement of 7 basis points over the second quarter of 2006.

Provision for loan losses of $0.7 million for the quarter was $0.3 million higher than the third quarter of 2005 due to a higher level of loan charge-offs.. Net charge-offs totaled $0.7 million, or .13%, of average loans for the quarter compared to $0.4 million, or .08%, for the third quarter of 2005. At quarter-end, the allowance for loan losses was .86% of outstanding loans and provided coverage of 269% of nonperforming loans.

Noninterest income increased $1.0 million, or 7.8%, from the third quarter of 2005 primarily due to higher deposit fees, asset management fees, retail brokerage fees, and card processing fees. The increase in deposit fees is due to the growth in deposit accounts reflective of strong deposit growth that has resulted from the Company’s “Absolutely Free" checking products. Asset management fees increased due to growth in new business. The improvement in retail brokerage fees is due to an increase in the sales force, which has increased production. Card processing fees were driven higher by increased transaction volume for merchant services and increased bank card activity.

Noninterest expense grew by $1.8 million, or 6.3%, compared to the third quarter of 2005. Higher expense for compensation and occupancy were the primary reasons for the increase. The increase in compensation was driven by higher associate salaries and higher associate benefit costs, primarily pension, insurance, and stock-based compensation. The increase in occupancy was driven by higher expense for depreciation, maintenance/repair, utilities, and building insurance primarily attributable to the increase in the number of banking offices.

Average earning assets for the quarter decreased $9.7 million, or .43%, over the comparable quarter in 2005. The decrease in earning assets is primarily reflective of a decrease in average loans reflective of an increase in principal pay-downs and loan pay-offs, and lower new loan production.

Nonperforming assets of $6.8 million decreased from the third quarter of 2005 by $.6 million and represented .34% of total loans and other real estate at quarter-end. This compares to .36% and .28%, respectively for the third quarter of 2005 and second quarter of 2006. The decrease in the level of nonperforming assets from the third quarter of 2005 is due to a decrease in other real estate primarily reflective of the resolution of a large problem asset in the fourth quarter of 2005. The increase in nonperforming assets from the second quarter of 2006 is due to the addition of new non-accrual loans.

Average total deposits increased $10.1 million, or .50%, from the third quarter of 2005 driven by a $96.2 million increase in transaction accounts, partially offset by a $26.7 million decrease in savings deposits and $59.5 million decrease in certificates of deposit. The increase in transaction accounts is reflective of strong growth in balances related to “Absolutely Free” deposit products, and the Company’s Cash Power money market account product.

The Company had approximately $9.8 million in average net overnight funds sold for the quarter as compared to $21.9 million in average net overnight funds purchased in the third quarter of 2005. The improvement is due primarily to the aforementioned deposit growth and an overall reduction in the loan portfolio.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest financial services companies headquartered in Florida and has approximately $2.6 billion in assets. The Company provides a full range of banking services, including traditional deposit and credit services, asset management, trust, mortgage banking, merchant services, bankcards, data processing and securities brokerage services. The Company's bank subsidiary, Capital City Bank, was founded in 1895 and now has 69 banking offices, four mortgage lending offices, and 78 ATMs in Florida, Georgia and Alabama. In 2006, Mergent, Inc., a leading provider of information on publicly traded companies, named the Company as a Dividend Achiever. To be named a Dividend Achiever, a public company must have increased its regular cash dividends for at least 10 consecutive years. Of all publicly traded U.S. companies that pay dividends, less than three percent made this list. Capital City Bank Group, Inc. was also named to this list in 2005. For more information about Capital City Bank Group, Inc., visit www.ccbg.com.

FORWARD-LOOKING STATEMENTS
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The matters discussed in this press release that are not historical facts, contain forward-looking information with respect to strategic initiatives. Such forward-looking statements are based on current plans and expectations, which are subject to a number of uncertainties and risks. These uncertainties and risks could cause future results of Capital City Bank Group, Inc. (the “Company”) to differ materially from those anticipated by such statements. The following factors, among others, could cause the Company’s actual results to differ from those set forth in these forward-looking statements: the Company’s ability to integrate the business and operations of companies and banks that it has acquired, and those it may acquire in the future; strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; effects of harsh weather conditions, including hurricanes; inflation, interest rate, market and monetary fluctuations; effect of changes in the stock market and other capital markets; the ability of the Company to constrain its costs and expenses; legislative or regulatory changes; willingness of customers to accept third-party products and services for the Company’s products and services and vice versa; changes in the securities and real estate markets; increased competition and its effect on pricing; technological changes; changes in monetary and fiscal policies of the U.S. government; changes in consumer spending and savings habits; growth and profitability of the Company’s noninterest income; changes in accounting principles, policies, practices or guidelines; other risks described from time to time in the Company’s filings with the Securities and Exchange Commission; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and the Company’s other filings with the Securities and Exchange Commission (“SEC”) and available at the SEC’s internet site (http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited

	2006			2005		Nine Months Ended
	Third	Second	First	Fourth	Third	September 30,
(Dollars in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	2006	2005

INTEREST INCOME
Interest and Fees on Loans	$40,260	38,967	37,343	36,990	35,331	116,570	96,278
Investment Securities	1,914	1,816	1,530	1,437	1,437	5,260	4,357
Funds Sold	338	586	539	353	121	1,463	638
Total Interest Income	42,512	41,369	39,412	38,780	36,889	123,293	101,273

INTEREST EXPENSE
Deposits	9,985	8,716	7,722	6,727	5,480	26,423	14,407
Short-Term Borrowings	753	776	824	979	691	2,353	1,875
Subordinated Notes Payable	936	926	926	942	931	2,789	2,039
Other Long-Term Borrowings	615	764	810	822	783	2,189	2,272
Total Interest Expense	12,289	11,182	10,282	9,470	7,885	33,754	20,593
Net Interest Income	30,223	30,187	29,130	29,310	29,004	89,539	80,680
Provision for Loan Losses	711	121	667	1,333	376	1,499	1,174
Net Interest Income after Provision for Loan Losses	29,512	30,066	28,463	27,977	28,628	88,040	79,506

NONINTEREST INCOME
Service Charges on Deposit Accounts	6,450	6,096	5,680	5,722	5,635	18,226	15,018
Data Processing	674	703	637	693	660	2,014	1,917
Asset Management Fees	1,215	1,155	1,050	1,244	1,050	3,420	3,175
Retail Brokerage Fees	520	502	483	404	305	1,505	917
Gain on Sale of Investment Securities	-	(4)	-	-	9	(4)	9
Mortgage Banking Revenues	824	903	721	956	1,317	2,448	3,116
Merchant Fees	1,766	1,793	1,725	1,522	1,556	5,284	4,652
Interchange Fees	797	788	675	631	582	2,260	1,608
ATM/Debit Card Fees	635	627	599	582	550	1,861	1,624
Other	1,263	1,440	1,475	1,220	1,459	4,178	4,188
Total Noninterest Income	14,144	14,003	13,045	12,974	13,123	41,192	36,224

NONINTEREST EXPENSE
Salaries and Associate Benefits	15,278	15,204	15,430	13,894	14,046	45,912	39,793
Occupancy, Net	2,354	2,358	2,223	2,202	2,119	6,935	6,091
Furniture and Equipment	2,491	2,661	2,500	2,381	2,285	7,652	6,589
Intangible Amortization	1,536	1,536	1,530	1,518	1,430	4,601	3,922
Other	8,763	9,311	8,409	9,347	8,729	26,484	24,077
Total Noninterest Expense	30,422	31,070	30,092	29,342	28,609	91,584	80,472

OPERATING PROFIT	13,234	12,999	11,416	11,609	13,142	37,648	35,258
Provision for Income Taxes	4,554	4,684	3,995	4,150	4,565	13,232	12,436
NET INCOME	$8,680	8,315	7,421	7,459	8,577	24,416	22,822

PER SHARE DATA
Basic Earnings	$0.47	0.44	0.40	0.40	0.46	1.31	1.26
Diluted Earnings	0.47	0.44	0.40	0.40	0.46	1.31	1.26
Cash Dividends	0.163	0.163	0.163	0.163	0.152	0.489	0.456
AVERAGE SHARES
Basic	18,530	18,633	18,652	18,624	18,623	18,604	18,143
Diluted	18,565	18,653	18,665	18,654	18,649	18,627	18,157

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited

	2006			2005
	Third	Second	First	Fourth	Third
(Dollars in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter

ASSETS
Cash and Due From Banks	$100,781	103,078	104,486	105,195	109,847
Funds Sold and Interest Bearing Deposits	35,631	126,210	110,604	61,164	16,382
Total Cash and Cash Equivalents	136,412	229,288	215,090	166,359	126,229

Investment Securities, Available-for-Sale	190,617	191,232	180,760	171,019	192,435
Loans, Net of Unearned Interest
Commercial, Financial, & Agricultural	218,442	220,345	223,310	232,294	230,175
Real Estate - Construction	183,238	180,049	172,317	160,914	151,951
Real Estate - Commercial	647,302	672,881	679,948	704,881	699,293
Real Estate - Residential	529,087	536,346	543,373	531,653	526,167
Real Estate - Home Equity	174,577	171,835	163,189	165,336	162,309
Consumer	237,069	238,381	240,921	242,481	243,081
Credit Card	—	—	—	—	1
Other Loans	14,521	29,784	26,951	26,346	34,225
Overdrafts	5,223	3,239	4,647	3,589	5,690
Total Loans, Net of Unearned Interest	2,009,459	2,052,860	2,054,656	2,067,494	2,052,892
Allowance for Loan Losses	(17,311)	(17,264)	(17,279)	(17,410)	(17,424)
Loans, Net	1,992,148	2,035,596	2,037,377	2,050,084	2,035,468

Premises and Equipment, Net	84,915	81,407	76,693	73,818	71,044
Intangible Assets	105,886	107,422	108,958	110,451	111,851
Other Assets	48,895	52,541	55,841	53,731	46,475
Total Other Assets	239,696	241,370	241,492	238,000	229,370
Total Assets	$2,558,873	2,697,486	2,674,719	2,625,462	2,583,502

LIABILITIES
Deposits:
Noninterest Bearing Deposits	$506,331	572,549	562,140	559,492	571,880
NOW Accounts	533,549	555,350	518,024	520,878	481,767
Money Market Accounts	387,906	377,958	369,416	331,094	267,074
Regular Savings Accounts	129,884	135,330	137,780	144,296	155,471
Certificates of Deposit	491,569	512,672	521,796	523,586	549,296
Total Deposits	2,049,239	2,153,859	2,109,156	2,079,346	2,025,488

Short-Term Borrowings	54,171	77,571	89,105	82,973	92,746
Subordinated Notes Payable	62,887	62,887	62,887	62,887	62,887
Other Long-Term Borrowings	43,701	63,022	68,764	69,630	71,526
Other Liabilities	29,833	28,403	33,744	24,850	29,278
Total Liabilities	2,239,831	2,385,742	2,363,656	2,319,686	2,281,925

SHAREOWNERS' EQUITY
Common Stock	185	185	187	186	186
Additional Paid-In Capital	80,938	80,272	84,291	83,304	83,185
Retained Earnings	238,870	233,201	227,920	223,532	219,099
Accumulated Other Comprehensive Loss, Net of Tax	(951)	(1,914)	(1,335)	(1,246)	(893)
Total Shareowners' Equity	319,042	311,744	311,063	305,776	301,577
Total Liabilities and Shareowners' Equity	$2,558,873	2,697,486	2,674,719	2,625,462	2,583,502

OTHER BALANCE SHEET DATA
Earning Assets	$2,235,707	2,370,302	2,346,020	2,299,677	2,261,709
Intangible Assets
Goodwill	84,811	84,811	84,811	84,828	84,710
Deposit Base	19,632	21,042	22,453	23,864	25,275
Other	1,443	1,569	1,694	1,759	1,866
Interest Bearing Liabilities	1,703,667	1,784,790	1,767,772	1,735,344	1,680,767

Book Value Per Diluted Share	$17.18	16.81	16.65	16.39	16.17
Tangible Book Value Per Diluted Share	11.48	11.01	10.82	10.47	10.17
		18,530
Actual Basic Shares Outstanding	18,532	18,530	18,667	18,632	18,624
Actual Diluted Shares Outstanding	18,567	18,550	18,680	18,662	18,649

CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
AND NONPERFORMING ASSETS
Unaudited

	2006			2005
	Third	Second	First	Fourth	Third
(Dollars in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period	$17,264	17,279	17,410	17,424	17,451
Provision for Loan Losses	711	121	667	1,333	376
Net Charge-Offs	664	136	798	1,347	403
Balance at End of Period	$17,311	17,264	17,279	17,410	17,424
As a % of Loans	0.86%	0.84	0.84	0.84	0.85
As a % of Nonperforming Loans	269.35	325.80	330.70	331.11	342.79
As a % of Nonperforming Assets	253.79	299.72	298.27	313.69	236.07

CHARGE-OFFS
Commercial, Financial and Agricultural	$294	144	322	745	151
Real Estate - Construction	—	—	—	—	—
Real Estate - Commercial	—	—	291	245	4
Real Estate - Residential	81	23	22	145	115
Consumer	690	448	591	575	551
Total Charge-Offs	$1,065	615	1,226	1,710	821

RECOVERIES
Commercial, Financial and Agricultural	$43	63	62	30	43
Real Estate - Construction	—	—	—	—	—
Real Estate - Commercial	4	2	3	1	1
Real Estate - Residential	2	2	7	1	20
Consumer	352	412	356	331	354
Total Recoveries	$401	479	428	363	418

NET CHARGE-OFFS	$664	136	798	1,347	403

Net Charge-Offs as a % of Average Loans (1)	0.13%	0.03	0.16	0.26	0.08

RISK ELEMENT ASSETS
Nonaccruing Loans	$6,427	5,299	5,225	5,258	5,083
Restructured	—	—	—	—	—
Total Nonperforming Loans	6,427	5,299	5,225	5,258	5,083
Other Real Estate	394	461	568	292	2,298
Total Nonperforming Assets	$6,821	5,760	5,793	5,550	7,381

Past Due Loans 90 Days or More	$300	205	367	309	473

Nonperforming Loans as a % of Loans	0.32%	0.26	0.25	0.25	0.25
Nonperforming Assets as a % of
Loans and Other Real Estate	0.34	0.28	0.28	0.27	0.36
Nonperforming Assets as a % of Capital (2)	2.03	1.75	1.76	1.72	2.31

(1)	Annualized
(2)	Capital includes allowance for loan losses.

AVERAGE BALANCE AND INTEREST RATES (1)
Unaudited

	Third Quarter 2006			Second Quarter 2006			First Quarter 2006
	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS:
Loans, Net of Unearned Interest	$2,025,112	$40,433	7.92%	2,040,656	39,059	7.68	2,048,642	37,439	7.41

Investment Securities
Taxable Investment Securities	109,097	1,264	4.60	114,521	1,233	4.30	118,055	1,091	3.70
Tax-Exempt Investment Securities	81,409	999	4.90	74,862	895	4.78	59,368	674	4.54

Total Investment Securities	190,506	2,263	4.73	189,383	2,128	4.49	177,423	1,765	3.98

Funds Sold	25,540	338	5.19	48,778	586	4.75	49,602	539	4.36
Total Earning Assets	2,241,158	$43,034	7.62%	2,278,817	41,773	7.35	2,275,667	39,743	7.08

Cash and Due From Banks	96,969			99,830			109,907
Allowance For Loan Losses	(17,420)			(17,443)			(17,582)
Other Assets	239,448			241,886			236,466
Total Assets	$2,560,155			2,603,090			2,604,458

LIABILITIES:
Interest Bearing Deposits
NOW Accounts	$511,299	$2,026	1.57%	510,088	1,664	1.31	510,270	1,446	1.15
Money Market Accounts	381,628	3,259	3.39	363,754	2,642	2.91	343,652	2,298	2.71
Savings Accounts	132,421	73	0.22	136,168	67	0.20	139,664	62	0.18
Time Deposits	504,121	4,627	3.64	518,679	4,343	3.36	521,966	3,916	3.04
Total Interest Bearing Deposits	1,529,469	9,985	2.59	1,528,689	8,716	2.29	1,515,552	7,722	2.07

Short-Term Borrowings	73,078	753	4.07	82,846	776	3.75	93,867	824	3.55
Subordinated Notes Payable	62,887	936	5.91	62,887	926	5.91	62,887	926	5.97
Other Long-Term Borrowings	52,367	615	4.66	63,597	764	4.82	69,966	810	4.70
Total Interest Bearing Liabilities	1,717,801	$12,289	2.84%	1,738,019	11,182	2.58	1,742,272	10,282	2.39

Noninterest Bearing Deposits	494,054			519,066			524,696
Other Liabilities	30,259			30,211			26,029

Total Liabilities	2,242,114			2,287,296			2,292,997

SHAREOWNERS' EQUITY:	$318,041			315,794			311,461

Total Liabilities and Shareowners' Equity	$2,560,155			2,603,090			2,604,458

Interest Rate Spread		$30,745	4.78%		30,591	4.77		29,461	4.69

Interest Income and Rate Earned (2)		$43,034	7.62		41,773	7.35		39,743	7.08
Interest Expense and Rate Paid (2)		12,289	2.17		11,182	1.97		10,282	1.83
Net Interest Margin		$30,745	5.45%		30,591	5.38		29,461	5.25

(1)	Interest and average rates are calculated on a tax-equivalent basis unsing the 35% Federal tax rate.
(2)	Rate calculated based on average earning assets.

AVERAGE BALANCE AND INTEREST RATES (1)
Unaudited

	Fourth Quarter 2005			Third Quarter 2005
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS:
Loans, Net of Unearned Interest	$2,062,775	$37,112	7.14%	2,046,968	35,433	6.87

Investment Securities
Taxable Investment Securities	128,478	1,025	3.18	137,970	1,022	2.95
Tax-Exempt Investment Securities	55,481	632	4.55	56,079	638	4.55
Total Investment Securities	183,959	1,657	3.60	194,049	1,660	3.42

Funds Sold	32,276	353	4.28	9,885	121	4.79
Total Earning Assets	2,279,010	$39,122	6.81%	2,250,902	37,214	6.56

Cash and Due From Banks	114,650			106,638
Allowance For Loan Losses	(17,568)			(17,570)
Other Assets	231,505			229,554
Total Assets	$2,607,597			2,569,524

LIABILITIES:
Interest Bearing Deposits
NOW Accounts	$483,780	$1,088	0.89%	463,936	773	0.66
Money Market Accounts	307,971	1,820	2.34	272,724	1,062	1.54
Savings Accounts	149,431	67	0.18	159,080	75	0.19
Time Deposits	539,695	3,752	2.76	563,595	3,570	2.51
Total Interest Bearing Deposits	1,480,877	6,727	1.80	1,459,335	5,480	1.49

Short-Term Borrowings	113,600	979	3.42	89,483	691	3.07
Subordinated Notes Payable	62,887	942	5.94	62,887	931	5.87
Other Long-Term Borrowings	71,224	822	4.58	72,408	783	4.29
Total Interest Bearing Liabilities	1,728,588	$9,470	2.17%	1,684,113	7,885	1.86

Noninterest Bearing Deposits	543,140			554,092
Other Liabilities	29,661			30,388
Total Liabilities	2,301,389			2,268,593

SHAREOWNERS' EQUITY:	$306,208			300,931
Total Liabilities and Shareowners' Equity	$2,607,597			2,569,524

Interest Rate Spread		$29,652	4.64%		29,329	4.70

Interest Income and Rate Earned (2)		$39,122	6.81		37,214	6.56
Interest Expense and Rate Paid (2)		9,470	1.65		7,885	1.39
Net Interest Margin		$29,652	5.16%		29,329	5.17

(1)	Interest and average rates are calculated on a tax-equivalent basis unsing the 35% Federal tax rate.
(2)	Rate calculated based on average earning assets.

AVERAGE BALANCE AND INTEREST RATES (1)
Unaudited

	Nine Months Ended September 30, 2006			Nine Months Ended September 30, 2005
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS:
Loans, Net of Unearned Interest	$2,038,050	$116,931	7.67%	1,936,448	96,553	6.67

Investment Securities
Taxable Investment Securities	113,859	3,588	4.19	147,099	3,225	2.92
Tax-Exempt Investment Securities	71,960	2,568	4.76	47,153	1,737	4.91
Total Investment Securities	185,819	6,156	4.41	194,252	4,962	3.41

Funds Sold	41,219	1,463	4.69	26,191	638	3.21
Total Earning Assets	2,265,088	$124,550	7.35%	2,156,891	102,153	6.33

Cash and Due From Banks	102,188			102,800
Allowance For Loan Losses	(17,481)			(16,917)
Other Assets	239,277			203,228
Total Assets	$2,589,072			2,446,002

LIABILITIES:
Interest Bearing Deposits
NOW Accounts	$510,556	$5,136	1.34%	412,679	1,780	0.58
Money Market Accounts	363,150	8,199	3.02	264,999	2,517	1.27
Savings Accounts	136,058	202	0.20	154,056	225	0.20
Time Deposits	514,857	12,886	3.35	554,570	9,885	2.38
Total Interest Bearing Deposits	1,524,621	26,423	2.32	1,386,304	14,407	1.39

Short-Term Borrowings	83,187	2,353	3.77	92,561	1,875	2.71
Subordinated Notes Payable	62,887	2,789	5.93	46,616	2,039	5.85
Other Long-Term Borrowings	61,912	2,189	4.73	69,876	2,272	4.35
Total Interest Bearing Liabilities	1,732,607	$33,754	2.60%	1,595,357	20,593	1.73

Noninterest Bearing Deposits	512,493			545,287
Other Liabilities	28,849			25,217

Total Liabilities	2,273,949			2,165,861

SHAREOWNERS' EQUITY:	$315,123			280,141
Total Liabilities and Shareowners' Equity	$2,589,072			2,446,002

Interest Rate Spread		$90,796	4.75%		81,560	4.60

Interest Income and Rate Earned (2)		$124,550	7.35		102,153	6.33
Interest Expense and Rate Paid (2)		33,754	1.99		20,593	1.28
Net Interest Margin		$90,796	5.36%		81,560	5.05

(1)	Interest and average rates are calculated on a tax-equivalent basis unsing the 35% Federal tax rate.
(2)	Rate calculated based on average earning assets.